Long-Term Debt	12 Months Ended
May 27, 2012
Long-term Debt, Unclassified [Abstract]
Long-Term Debt
LONG-TERM DEBT
The components of long-term debt are as follows:

(in millions)	May 27, 2012	May 29, 2011
5.625% senior notes due October 2012	$350.0	$350.0
7.125% debentures due February 2016	100.0	100.0
6.200% senior notes due October 2017	500.0	500.0
4.500% senior notes due October 2021	400.0	—
6.000% senior notes due August 2035	150.0	150.0
6.800% senior notes due October 2037	300.0	300.0
ESOP loan with variable rate of interest (0.59% at May 27, 2012) due December 2018	5.9	8.0
Total long-term debt	$1,805.9	$1,408.0
Fair value hedge	3.2	3.7
Less issuance discount	(5.5)	(4.4)
Total long-term debt less issuance discount	$1,803.6	$1,407.3
Less current portion	(349.9)	—
Long-term debt, excluding current portion	$1,453.7	$1,407.3

Until October 3, 2011, we maintained a $750.0 million revolving Credit Agreement dated September 20, 2007 (Prior Revolving Credit Agreement) with Bank of America, N.A. (BOA), as administrative agent, and the lenders and other agents party thereto. The Prior Revolving Credit Agreement was a senior unsecured credit commitment to the Company and contained customary representations, affirmative and negative covenants (including limitations on liens and subsidiary debt and a maximum consolidated lease adjusted total debt to total capitalization ratio of 0.75 to 1.00) and events of default usual for credit facilities of this type. The Prior Revolving Credit Agreement also contained a sub-limit of $150.0 million for the issuance of letters of credit. The Prior Revolving Credit Agreement supported our commercial paper borrowing program and would have matured on September 20, 2012, but was terminated on October 3, 2011 when we entered into the new credit arrangements described below and repaid all amounts that were outstanding under the Prior Revolving Credit Agreement.
On October 3, 2011, we entered into a new $750.0 million revolving Credit Agreement (New Revolving Credit Agreement) with BOA, as administrative agent, and the lenders (New Revolving Credit Lenders) and other agents party thereto. The New Revolving Credit Agreement is a senior unsecured credit commitment to the Company and contains customary representations and affirmative and negative covenants (including limitations on liens and subsidiary debt and a maximum consolidated lease adjusted total debt to total capitalization ratio of 0.75 to 1.00) and events of default customary for credit facilities of this type. As of May 27, 2012, we were in compliance with the covenants under the New Revolving Credit Agreement.
The New Revolving Credit Agreement matures on October 3, 2016, and the proceeds may be used for commercial paper back-up, working capital and capital expenditures, the refinancing of certain indebtedness, certain acquisitions and general corporate purposes. The New Revolving Credit Agreement also contains a sub-limit of $150.0 million for the issuance of letters of credit. The borrowings and letters of credit obtained under the New Revolving Credit Agreement may be denominated in U.S. Dollars, Euro, Sterling, Yen, Canadian Dollars and each other currency approved by the New Revolving Credit Lenders. The Company could elect to increase the commitments under the New Revolving Credit Agreement by up to $250.0 million (to an aggregate amount of up to $1.0 billion), subject to the Company obtaining commitments from new and existing lenders for the additional amounts.
Loans under the New Revolving Credit Agreement bear interest at a rate of LIBOR plus a margin determined by reference to a ratings-based pricing grid (Applicable Margin), or the base rate (which is defined as the higher of the BOA prime rate or the Federal Funds rate plus 0.500 percent) plus the Applicable Margin. Assuming a “BBB” equivalent credit rating level, the Applicable Margin under the New Revolving Credit Agreement will be 1.075 percent for LIBOR loans and 0.075 percent for base rate loans. We may also request that loans under the New Revolving Credit Agreement be made at interest rates offered by one or more of the New Revolving Credit Lenders, which may vary from the LIBOR or base rate, for up to $200.0 million of borrowings. The New Revolving Credit Agreement requires that we pay a facility fee on the total amount of such facility (ranging from 0.125 percent to 0.250 percent, based on our credit ratings).
As of May 27, 2012, we had no outstanding balances under the New Revolving Credit Agreement. As of May 27, 2012, $262.7 million of commercial paper and $70.9 million of letters of credit were outstanding, which were backed by this facility. After consideration of commercial paper and letters of credit backed by the New Revolving Credit Agreement, as of May 27, 2012, we had $416.4 million of credit available under the New Revolving Credit Agreement.
On October 11, 2011, we issued $400.0 million aggregate principal amount of unsecured 4.500 percent senior notes due October 2021 (the New Senior Notes) under a registration statement filed with the SEC on October 6, 2010. Discount and issuance costs, which totaled $5.1 million, are being amortized over the term of the New Senior Notes using the straight-line method, the results of which approximate the effective interest method. Interest on the New Senior Notes is payable semi-annually in arrears on April 15 and October 15 of each year, commencing April 15, 2012. We may redeem the New Senior Notes at any time in whole or from time to time in part, at the principal amount plus a make-whole premium. If we experience a change in control triggering event, unless we have previously exercised our right to redeem the New Senior Notes, we may be required to purchase the New Senior Notes from the holders at a purchase price equal to 101 percent of their principal amount plus accrued and unpaid interest.
The interest rates on our $350.0 million 5.625 percent senior notes due October 2012, $500.0 million 6.200 percent senior notes due October 2017 and $300.0 million 6.800 percent senior notes due October 2037 are subject to adjustment from time to time if the debt rating assigned to such series of notes is downgraded below a certain rating level (or subsequently upgraded). The maximum adjustment is 2.000 percent above the initial interest rate and the interest rate cannot be reduced below the initial interest rate. As of May 27, 2012, no adjustments to these interest rates had been made.
Our $350.0 million of unsecured 5.625 percent senior notes due in October 2012 is included in current liabilities as current portion of long-term debt, which we plan to repay through the issuance of unsecured debt securities in fiscal 2013.
All of our long-term debt currently outstanding is expected to be repaid entirely at maturity with interest being paid semi-annually over the life of the debt. The aggregate maturities of long-term debt for each of the five fiscal years subsequent to May 27, 2012, and thereafter are as follows:

Fiscal Year	Amount
2013	$350.0
2014	—
2015	—
2016	100.0
2017	—
Thereafter	1,355.9
Long-term debt	$1,805.9

Subsequent to our fiscal 2012 year end, on June 18, 2012, we agreed to issue and sell $80.0 million unsecured 3.790 percent senior notes due in August 2019 and $220.0 million unsecured 4.520 percent senior notes due August 2024 (collectively, the “Notes”), pursuant to the provisions of a Note Purchase Agreement among us and the purchasers named therein. The sale and purchase of the Notes will occur at a closing in August 2012. We intend to use the net proceeds from the offering of the Notes for the repayment of existing indebtedness, and for other general corporate purposes. The Notes were offered in a private placement transaction exempt from the SEC registration requirements. The Note Purchase Agreement contains customary representations and affirmative and negative covenants (including limitations on liens and a provision permitting a maximum priority debt of 20 percent of consolidated tangible net worth, as such terms are defined therein). The Note Purchase Agreement also contains events of default customary for agreements of this type (with customary grace periods, as applicable), including nonpayment of principal or interest when due; material incorrectness of representations and warranties when made; breach of covenants; bankruptcy and insolvency; unsatisfied ERISA obligations; unstayed material judgment beyond specified periods; and default under other material indebtedness.